SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):             July 15, 1999
                                                  -----------------------------


                            OAKWOOD HOMES CORPORATION
               (Exact name of registrant as specified in charter)


      North Carolina                    1-7444                  56-0985879
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                file number)       Identification Number)

         7800 McCloud Road, Greensboro, North Carolina        27409-9634
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:       (336) 664-2400
                                                     ---------------------------



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ITEM 5.  OTHER EVENTS.

         On July 15, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS. The following exhibit is filed herewith:

                  99.1     Press release issued on July 15, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OAKWOOD HOMES CORPORATION



Date:    July 15, 1999                  By:  /s/ Robert A. Smith
                                           --------------------------------
                                           Name:  Robert A. Smith
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                  Commission File No:
July 15, 1999                                                 1-7444


                            OAKWOOD HOMES CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.                      Exhibit Description
         -----------                      -------------------

            99.1                          Press release issued on July 15, 1999.